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                                                                   Exhibit 10.22

                                SECOND AMENDMENT
                                ----------------

         This Second Amendment made this 15th day of July, 1993 by and between Centennial Park Associates Limited Partnership III, a Massachusetts Limited Partnership as Landlord and Precision Connector Designs, Inc., a Massachusetts Corporation, as Tenant.


                               W I T N E S S E T H
                               -------------------

         Reference is made to a Lease between the Trustees of Centennial Park Associates Reality Trust II under a Declaration of Trust dated July 7, 1986 recorded with Essex South Deeds in Book 8473, Page 268, as Landlord, and Tenant dated June 29, 1987, as amended by a First Amendment of Lease between said Trustees and Tenant dated August 22, 1989, for space in the building at Two Technology Drive, Peabody, Essex County, Massachusetts (the "Lease"). All capital terms used in this Amendment which are not defined herein and which are not otherwise proper nouns shall be defined as set forth in the Lease.

         WHEREAS, Landlord is the Successor to said Trustees of Centennial Park Associates Realty Trust II as owner of the Building and Lot referred to in the Lease;

         WHEREAS, Landlord previously constructed the Expansion Space referred to Article XIII of the Lease;

         WHEREAS, Tenant had certain expansion options with respect to the Expansion Space under the Lease and the First Amendment thereto, but all of such options have heretofore lapsed without being exercised, so that none of the Expansion Space is currently included in the Demised Premises under the Lease;

         WHEREAS, Tenant now wishes to add certain portions of the Expansion Space to the Demised Premises for the balance of the Term of the Lease, and Landlord has agreed to lease such additional space to Tenant;

         WHEREAS, the Landlord and Tenant have agreed to increase the payment of rent under the Lease in payment for such additional space;

         WHEREAS, Landlord and Tenant will each perform certain work in the additional space as more particularly set forth below.


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         WHEREAS, Landlord and Tenant also wish to calculate and confirm the rent adjustment to the Basic Annual Rent for the original Demised Premises (exclusive of the aforesaid additional space) required by Sections 4.1 through
4.4 of the Lease and scheduled to take effect on July 8, 1993.

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Landlord and Tenant agree as follows:

         1. EXPANSION OF DEMISED PREMISES. Effective June 1, 1993 through August 31, 1998, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Four Thousand Nine Hundred Ninety-Four (4,994) square feet of additional space as shown on Exhibit A attached hereto as, "Additional Space A". During said period from June 1, 1993 through August 31, 1998, the Additional Space A shall be added to and deemed a part of the Demised Premises subject to the benefit of all terms, provisions and conditions of the Lease (except as may be specifically be otherwise provided herein).

         Effective July 1, 1994 through August 31, 1998 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord Five Thousand Two Hundred Sixty-Nine (5,269) square feet of additional space as shown on Exhibit A attached as "Additional Space B". During the period July 1, 1994 through August 31, 1998 the Additional Space B shall be added to and deemed a part of the Demised Premises subject to the benefit of all terms, provisions and conditions of the Lease (except as may be specifically be otherwise provided herein).

         2. BASIC ANNUAL RENT FOR ADDITIONAL SPACE. Tenant shall pay Landlord the following additional Basic Annual Rent for the Additional Space A and Additional Space B, above and beyond the Basic Annual Rent otherwise due under Sections 4.1 and 4.2 of the Lease. Such payment shall be made at the same time and in accordance with the same procedures as specified in Section 4.1:

                                             ANNUAL RATE           MONTHLY RENT
  June 1, 1993 - May 31, 1994                $22,473.00             $1,872.75
  June 1, 1994 - June 30, 1994               $32,461.00             $2,705.08
  July 1, 1994 - August 31, 1998             $66,709.50             $5,559.13


         3. LANDLORD'S WORK. Landlord will install, on a one time basis only, at its sole cost and expense, a full height sheet rock wall separating Additional Space A from Additional Space B. Landlord shall be liable, at it sole cost and expense, to maintain and repair the demising wall unless damaged or destroyed by the act, neglect or default of Tenant, its agents, employees, licensees or contractors, in which event Tenant shall make such repairs. Landlord shall remove the demising wall at its sole cost and expenses by July 1, 1994.


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         4. TENANT'S WORK. Tenant shall, on a one time basis only, at its sole cost and expense, reconstruct the seven foot (7') by eight (8') space as shown as "Reconstruction Area" on Exhibit A attached in accordance with all applicable codes, regulations and laws.

         5. ADJUSTMENT TO BASIC ANNUAL RENT FOR ORIGINAL DEMISED PREMISES. Under Sections 4.1 through 4.4 of the Lease, the Basic Annual Rent for the original 40,000 square foot Demised Premises (excluding Additional Space A and Additional Space B) is to be adjusted as of the fifth anniversary of the Commencement Date (said fifth anniversary being the "Adjustment Date" under Section 4.2) for the balance of the Lease Term in accordance with a certain formula set forth in
Section 4.2. Landlord and Tenant agree that (a) the Commencement Date under the Lease was July 8, 1988, (b) the Adjustment Date is therefore July 8, 1993 and
(c) the adjusted Basic Annual Rent effective July 8, 1993 determined in accordance with the applicable formula is $363,400 per year (115% x the previously applicable Basic Annual Rent of $316,000 per year), or $30,283.33 per month. Accordingly, the Basic Annual Rent for the original Demised Premises (excluding Additional Space A and Additional Space B) from July 8, 1993 through the end of the Lease Term shall be $363,400 per year or $30,283.33 per month.

         6. TOTAL BASIC ANNUAL RENT (ORIGINAL DEMISED PREMISES PLUS ADDITIONAL SPACE). With the additional Basic Annual Rent due for Additional Space A and B pursuant to Paragraph 2 above, and with the adjustment to the Basic Annual Rent for the original Demised Premises pursuant to Sections 4.1 through 4.4 of the Lease and Paragraph 5 above, the total Basic Annual Rent payable by tenant for the entire Demised Premises (the original Demised Premises, Additional Space A and Additional Space B) from time to time from June 1, 1993 through the expiration of the Lease Term on August 31, 1998 shall be as follows:

 PERIOD                                        ANNUAL RATE          MONTHLY RENT
 ------                                        -----------          ------------
 June 1, 1993 - June 30, 1993                  $338,473.00           $28,206.08
 Month of July, 1993                               N/A               $31,264.14
    (month in which Adjustment Date occurs)
 August 1, 1993 - May 31, 1994                 $385,873.00           $32,156.08
 June 1, 1994 - June 30, 1994                  $395,861.00           $32,988.42
 July 1, 1994 - August 31, 1998                $430,109.50           $35,842.46


         7. REAL ESTATE TAXES. Under sections 5.1 and 13.2 of the Lease, Tenant is to pay Landlord Tenant's pro rata share of the real estate taxes on the Building, Expansion Space and Lot. Given the additions of Expansion Space A and Expansion Space B to the Demised Premises, (a) for periods prior to June 1, 1993, when the Demised Premises consist of the original space only,

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Tenant's pro rata share shall be 66.7% (40,000 square feet in original Demised
Premises divided by 60,000 square feet in Building and Expansion Space = 66.7%),
(b) for the period from June 1, 1993 to June 30, 1994 when the Demised Premises consist of the original space plus Additional Space A, Tenant's pro rata share shall be 74.99% (44,994 square feet in original space plus Additional Space A divided by 60,000 square feet in Building and Expansion Space = 74.99%) and (c) for the period from July 1, 1994 through August 31, 1998, (the expiration date of the Lease Term), when the Demised Premises consist of the original space plus Additional Space A and Additional Space B, Tenant's pro rata share shall be 83.77% (50,263 square feet in original space plus Additional Space A and Additional Space B divided by 60,000 square feet in Building and Expansion
Space = 83.77%).

         8. CERTAIN REIMBURSABLE EXPENSES. In the event that Tenant should be obligated to reimburse Landlord for any services for work, such as snowplowing, pursuant to Section 5.2(a) of the Lease, then in determining the fraction allocable to Tenant in accordance with said Section (a) the numerator shall be
(i) 40,000 square feet for the period prior to June 1, 1993, (ii) 44,944 square feet for the period June 1, 1993 through June 30, 1994 and (iii) 50,263 square feet for the period from July 1, 1994 through August 31, 1998 (the expiration date of the Lease Term) and (b) the denominator shall be the total rentable floor area of all buildings having the benefit of such Services.

         9. DELIVERY OF ADDITIONAL SPACE. Landlord shall deliver Additional Space A to Tenant free and clear of all other tenants and occupants, with all of any previous tenant's or occupant's property removed and otherwise in the same condition as such space is in on the date hereof, reasonable wear and tear excepted, by June 1, 1993. If for any reason Landlord shall fail to do so, Tenant shall not be required to pay any rent or other charges allocable to Additional Space A until Landlord so delivers said space, and the rent and charges specified in Paragraphs 2, 6, 7 and 8 above shall be adjusted accordingly. Landlord shall deliver Additional Space B to Tenant free and clear of all other tenants and occupants, with all of any previous tenant's or occupant's property removed, with the demising wall between Additional Space A and Additional Space B removed as required by Paragraph 3 of this Amendment, and otherwise in the same condition as such space is in on the date hereof, reasonable wear and tear excepted, by July 1, 1994. If for any reason Landlord shall fail to do so, then (a) Tenant shall not be required to pay the Basic Annual Rent attributable to Additional Space B until Landlord so delivers said space, so that beginning on July 1, 1994 and continuing until said space is so delivered, the Basic Annual Rent payable by Tenant under

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Paragraphs 2 and 6 of this Amendment shall be reduced by $2,854.04 per month
(the rent otherwise due on Additional Space B), (b) Tenant shall not be required to pay any other charges attributable to Additional Space B until Landlord so delivers said space, so effective July 1, 1994 and continuing until said space is so delivered, Tenant's pro rata share of real estate taxes as specified in Paragraph 7 of this Amendment and Tenant's pro rata share of certain other expenses as specified in Paragraph 8 of this Amendment shall be reduced to exclude the floor area in Additional Space B, and (c) the Basic Annual Rent attributable to Additional Space A shall be reduced by $832.33 per month until Landlord so delivers Additional Space B, so that commencing July 1, 1994 and continuing until Additional Space B is so delivered, the Basic Annual Rent payable pursuant to paragraphs 2 and 6 of this Amendment shall be further reduced by said monthly amount (for a total monthly reduction, together with the rent reduction pursuant to clause (a) above, of $3,686.37 per month). Landlord shall use best efforts to remove any prior tenant or occupant from Additional Space B, to complete removal of the aforesaid demising wall and to take all necessary further actions to deliver Additional Space B to Tenant as required hereby by July 1, 1994, and failing that, as soon after said date as possible, and Tenant may enforce said obligation of Landlord by appropriate action or actions against Landlord in equity. However, except for the aforesaid rent abatements, Landlord shall not be liable for damages to Tenant if Landlord is unable to deliver Additional Space B to Tenant because of any unauthorized holding over by any prior third party tenant or occupant.

          10. ADDITION TO SECTION 9.2(b) OF LEASE. Tenant shall not in any manner be liable for, required to clean up, obligated to pay or bear any costs or expenses with respect to or otherwise in any manner responsible for any hazardous material or oil (as defined in Section 9.2(b) of the Lease) left, abandoned, deposited, disposed of, generated, stored, used, emitted, discharged or released on, in or from Additional Space A, Additional Space B or any other part of the Building, Expansion Space or Lot by any prior tenant or occupant, Landlord or any other party besides Tenant itself or Tenant's invitees, licensees, contractors or any other party for which the Tenant is legally responsible.

          11. INSTALLATIONS, ALTERATIONS OR ADDITIONS. In the event that Tenant desires to make any installations, alterations or additions in Additional Space A or Additional Space B, and Landlord's consent thereto is required under
Section 9.2(c) of the Lease, Landlord shall not unreasonably withhold or delay such consent.

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         In all other respects the Lease is hereby ratified, confirmed, and approved and shall continue in full force and effect, except as herein expressly modified.

         IN WITNESS WHEREOF, the parties hereto have executed these presents as a sealed instrument as of the day and year first above written.


                                   LANDLORD:

                                   CENTENNIAL PARK ASSOCIATES LIMITED
                                   PARTNERSHIP III


                                   /s/ Stanton L. Black
                                   ----------------------------------
                                   Stanton L. Black, General Partner


                                   TENANT:

                                   PRECISION CONNECTOR DESIGNS, INC.


                                   /s/ John L. Dwight
                                   ----------------------------------
                                   John L. Dwight, President

COMBINED PROPERTIES, INC.

APPROVED BY:

/S/ Jim P  7/29/93
----------------------------
LEGAL

----------------------------
CORPORATE

/s/ P. Morrow 7/23/93
----------------------------
ACCOUNTING

/s/ Jack L. Farrell 7/26/93
----------------------------
MANAGEMENT

----------------------------
CONSTRUCTION

----------------------------


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                                [PLAN OF LOT 32]





                                   EXHIBIT A

                                   EXHIBIT A
                                   ---------
                            LOT 32 LEGAL DESCRIPTION
                            ------------------------
The land together with the buildings and other improvements now or hereafter located thereon, situated in Peabody, Essex County, Massachusetts, shown as Lot 32 on a plan entitled "Easement and Subdivision Plan of Land in Peabody, Massachusetts, prepared for Centennial Park Associates", "by Linenthal Eisenberg Anderson Group, Inc., dated November 30, 1987" and recorded with the Essex South District Registry of Deeds as Plan 4 in Plan Book 234, and bounded and described as follows:

Commencing at the northwesterly corner at said Lot 32, said point being S2-00-00W 420.45 feet from the point of curvature of a curve to the right having a radius of 30.00 feet into Centennial Drive, as shown on the above-referenced plan:

         Thence running S75-35-59E 608.58 feet to a point;

         Thence running S26-47-08E 53.15 feet to a point;

         Thence running S14-24-01W 186.68 feet to a point on the northerly sideline of a retention basin easement, entirely within said Lot 32;

         Thence running S77-21-40E 58.00 feet to a point;

         Thence running S12-38-20W 150.00 feet to a point;

         Thence running N77-21-40W 370.00 feet to a point;

         Thence running S22-25-17W 206.00 feet to a point;

         Thence running N75-28-04W 82.31 feet to a point on the easterly sideline of Technology Drive.

The prior eight courses running along the perimeter of Lot 31 as shown on the above-noted plan.

         Thence running northerly and northwesterly along said Technology Drive and along a curve to the left, having a radius of 120.00 feet for a distance of 113.61 feet to a point of reverse curvature in said sideline of Technology Drive.

         Thence running northwesterly and northerly along a curve to the right, having a radius of 50.00 feet for a length of 55.70 feet to a point;